                               [FORM OF WARRANT]


                 THIS WARRANT IS NOT AN ACCOUNT OR DEPOSIT AND WILL NOT BE INSURED BY THE FEDERAL DEPOSIT INSURANCE
                 CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


                 NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OR CONVERSION OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OR CONVERSION OF THIS WARRANT MAY BE SOLD, TRANSFERRED, HYPOTHECATED, ASSIGNED, OFFERED FOR SALE OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY, BY OPINION OF COUNSEL OR OTHERWISE.

                                                                  March 10, 1994



                       CONVERTIBLE STOCK PURCHASE WARRANT

                 To  Subscribe for and Purchase Common Stock of
                         ELECTRONIC FAB TECHNOLOGY CORP.

                              VOID AFTER MARCH 9, 1999


        THIS CERTIFIES that, for value received, [name and address] or registered assigns, is entitled to subscribe for and purchase from Electronic Fab Technology Corp., a Colorado corporation whose offices are located at 7251 West 4th Street, Greeley, Colorado 80634 (the "Company"), at the price of $9.00 per share (as from time to time adjusted as provided below, the "Warrant Price"), at any time and from time to time but not earlier than March 10, 1995 (the "Commencement Date") or later than March 9, 1999 (the "Expiration Date"), up to [number of shares] fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company ("Common Stock"), upon the terms and conditions hereinafter set forth.

        Section 1.      Exercise of Warrant

        (a)  Manner of Exercise

        Subject to the provisions of Section 11 hereof, this Warrant may be exercised, at any time and from time to time, in whole or in part, beginning on the Commencement Date and ending at 5:00 PM in Denver, Colorado on the Expiration Date, by the holder hereof (hereinafter referred to as the "Warrantholder"), by completing and signing the subscription form attached hereto, surrendering this Warrant at the office of the Company in Denver, Colorado (or at such other agency or office of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and tendering to the Company the Warrant Price for each share being purchased by certified or official bank check made payable to the Company. At 5:01 p.m. on the Expiration Date, this Warrant, to the extent not previously exercised or converted, shall become void, and all rights to acquire shares of Common Stock hereunder shall thereupon cease. A certificate or certificates for the shares of Common Stock purchased upon exercise, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant covering the number of shares (except a remaining fractional share of common Stock), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time. The Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock for which this Warrant has been properly exercised from the date on which this Warrant was surrendered and payment of the Warrant Price was made as provided above, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which materially interferes with the timely exercise of this Warrant.

     (B) FRACTIONAL SHARES

     No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company shall pay to the Warrantholder an amount in case equal to the current fair market value of such fractional interest as determined in good faith by the Board of Directors of the Company.

     (C) ISSUE TAX

     The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.


     SECTION 2.     ADJUSTMENT OF NUMBER OF SHARES

     Upon each adjustment of the Warrant Price for any stock dividend or distribution or any subdivision or combination of the outstanding shares of the Common Stock as provided in Section 3, the Warrantholder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 3.      ADJUSTMENTS OF WARRANT PRICE

(a)     DIVIDENDS

     In case the Company shall declare a dividend or made any other distribution upon any stock of the Company payable in Common Stock the Common Stock so distributed shall be deemed to have been issued in a subdivision of outstanding shares as provided in Section 3(b). In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in options to purchase Common Stock ("Options") or securities convertible into or exchangeable for Common Stock ("Convertible Securities") or other securities, the Options, Convertible Securities or other securities so distributed, together with the shares of Common Stock with respect to which they were distributed, shall be deemed to have been issued in a reclassification of outstanding shares as provided in Section 3(c).

     (b)     SUBDIVISION OR COMBINATION OF STOCK

     In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

     (c)     REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE

     If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all the Company's assets to another corporation shall be effected in such a way that holders of Common
Stock shall be entitled to receive securities (including Common Stock) or the property (including cash) with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to receive upon the exercise of this Warrant, in addition to or in lieu of (as the case may be) the shares of Common Stock of the Company immediately theretofore issuable upon such exercise, such securities (including Common Stock) or other property (including cash) as may be issued or paid in such reorganization, reclassification, consolidation or merger or as a result of such sale with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common
Stock immediately theretofore so issuable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made so that the provisions hereof (including, without limitation provisions, for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to securities or other property thereafter deliverable upon the exercise of this Warrant.
The Company will not effect any such consolidation or merger unless prior to the consummation thereof the resulting or surviving corporation (if other than the Company) in such consolidation or merger shall assume, by written instrument executed and mailed or delivered to the Warrantholder at the last address of the Warrantholder appearing on the books of the Company, the obligation to deliver to the Warrantholder, upon exercise or conversion of this Warrant, such securities or other assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to receive.

        (d)     NOTICE OF ADJUSTMENT

        Upon any adjustment of the Warrant Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Warrantholder at the address of the Warrantholder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the number of shares of Common Stock issuable upon exercise of the Warrants following such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        Section 4.      CONVERSION

        At any time and from time to time, beginning on the Commencement Date and ending at 5:00 p.m. in Denver, Colorado on the Expiration Date, this Warrant may by converted, in whole or in part, into a number of shares of fully paid and nonassessable shares of Common Stock equal to N in the formula:

        N       =       E -     P X E
                                -----
                                  C

where

        E       =       the total number of shares then issuable upon exercise
                        of the Warrant or, if less than all of the Warrant is being converted, the number of shares then issuable upon exercise of the portion of the Warrant being converted:

        P       =       the Warrant Price in effect on the date on conversion;
                        and

        C       =       the fair market value of the Common Stock on the date
                        of conversion.

The fair market value of the Common Stock on the date of conversion shall equal the average "reference price" of the Common Stock on the 10 trading days immediately preceding the date of conversion. The "reference price" of the Common Stock on each such trading day shall equal the closing price of the Common Stock on the principal exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on an exchange, as reported by NASDAQ, or, if the closing price of the Common Stock is not then reported by NASDAQ, the average of the bid and asked prices of the Common Stock as reported by NASDAQ or, if the Common Stock is not then included on NASDAQ, by any other recognized source selected by the Company. In order to exercise the conversion right, the Warrantholder shall complete and sign the conversion form attached hereto and surrender this Warrant at the office of the Company in Greeley, Colorado (or at such other agency or office as the Company may have designated as provided in Section 1(a) and the date of such surrender shall for all purposes be the date of conversion. The Company shall deliver stock certificates (and a new Warrant, if applicable) to the Warrantholder, and the Warrantholder shall be deemed to have become the holder of record of the shares issuable upon conversion, at the times and in the manner provided in Section 1(a) as though this Warrant had been exercised for such shares on the date of conversion. If on the date of conversion the Warrantholder would be entitled to receive upon the exercise of this warrant, in addition to or in lieu of shares of Common Stock, securities (including Common Stock) or other property (including cash) as provided in Section 3(c), the provisions of this Section
4 shall apply, mutatis mutandis, to such securities or other property.

        SECTION 5.      STOCK TO BE RESERVED

        The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise or conversion of this Warrant as herewith provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be issued upon exercise or conversion of this Warrant shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will use its reasonable best efforts to take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed the Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise or conversion of this Warrant, and there are no preemptive rights associated with such shares.

        SECTION 6.      REGISTRATION RIGHTS

        (a)     CERTAIN DEFINITIONS

        As used in this Section 6, the following terms have the indicated meanings:

                "Holders" means the holders of the Registrable Securities, including the holders of Warrants to purchase Registrable Securities not then issued.

                "Majority of the Holders" means Holders of Warrants and Registrable Securities theretofore issued upon exercise or conversion of Warrants who own or have the right to acquire upon exercise or conversion of Warrants a majority of the Registrable Securities that would be outstanding if all of the outstanding Warrants were exercised in full on the date as of which the determination is being made.

                "Registrable Securities" means all shares of Common Stock issued or issuable upon exercise or conversion of the Warrants, all securities other than Common Stock issued or issuable upon exercise or conversion of the Warrants as a result of the provisions of Section 3 hereof, any additional shares of Common Stock or other securities received as a dividend or other distribution in respect of any such shares of Common Stock or other securities or in connection with any subdivision or combination thereof, and any other securities received in lieu of or in exchange for any such shares of Common Stock or other securities upon exercise or conversion of this Warrant or in connection with any capital reorganization, reclassification, merger or consolidation; provided, however, that any shares of Common Stock or other securities that have been sold pursuant to an effective registration statement pursuant to this Section or pursuant to Rule 144 of the Regulations or that are freely tradeable under the Securities Act and the Regulations, without limitation as to amount, shall cease to be Registrable Securities.

                "Regulation" means the rules and regulation of the SEC under the Securities Act.

                "SEC" means the United States Securities and Exchange
Commission.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Subject Stock" means the Registrable Securities that the Company is requested to include in a registration statement pursuant to
Section 6(b) or 6(c).

                "Warrant" means this Warrant and any other warrants derived from the Warrants originally issued by the Company to DAIN BOSWORTH INCORPORATED and STEPHENS INC. on March 10, 1994 covering a total of 80,000 shares of Common Stock.

        (b)     DEMAND REGISTRATION

        Subject to the qualifications set forth in this Section 6(b), a Majority of the Holders shall have the right, at any time and from time to time, but not earlier than the Commencement Date or later than the Expiration Date, to make written request of the Company to register under the Securities Act and the Regulations all or any portion of the Registrable Securities. Promptly after receipt of a request for registration pursuant to this Section 6(b), the Company shall notify all other Holders of such request and shall include in the registration effected hereunder such Registrable Securities as any other Holder shall request within 15 days after such notice. As soon as reasonably practicable after receipt of the original request, the Company shall file with the SEC a registration statement for the registration of the Subject Stock for sale to the public and use its reasonable best efforts to cause such registration statement to become effective. The Company is obligated to effect only one such registration pursuant to this Section 6(b).

     Notwithstanding the foregoing, if the Company shall furnish to each of the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be significantly disadvantageous to the Company and its shareholders for such a registration statement to be filed (other than as a result of the time and expense involved in the registration process), the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request to effect such a registration; provided, however, that the Company may not utilize this right more than once; and provided, further, that the Holder who made such written request to effect such registration, may, at any time in writing during the period of the deferral, withdraw the request for such registration and thereby preserve the right provided in this Section 6(b) to request such registration on a subsequent occasion.

     At any time prior to the effectiveness of a registration statement filed pursuant to this Section 6(b), the Holders of a majority of the Subject Shares covered thereby may instruct the Company to withdraw the registration statement. If following any such withdrawal, the Holders shall reimburse the Company for all out-of-pocket expenses incurred by it in connection with the registration, including expenses incurred in withdrawing the registration statement, the Holders shall have the right to require the Company to file a registration statement under this Section 6(b) on a subsequent occasion.

     In connection with any offering of Subject Stock registered pursuant to this Section 6(b), the Company agrees not to effect any public sale or distribution of Common Stock for the seven-day period preceding, and the 90-day period beginning on, the effective date of such registration.

     (c)     PIGGYBACK REGISTRATION

     If, on or before the sixth anniversary of the Commencement Date, the Company proposes; to register any of its securities with the SEC under the Securities Act (other than pursuant to a request under Section 6(b) and other than on a registration statement of Form S-4, 5-8 or other form on which Registrable Securities cannot be registered for sale to the public), the Company shall promptly give written notice thereof to the Holders. If, within 15 days after receipt of such notice, any Holder submits a written request to the Company specifying the amount of Registrable Securities that the Holder wishes to include in such registration, the Company shall include the Registrable Securities specified in such request in such registration statement. The Holders shall be entitled to a total of two registrations pursuant to this
Section 6(b). Notwithstanding the foregoing, if the registration statement that the Company proposes to file relates to an underwritten public offering of its securities, and if the lead underwriter in such offering advises the Company that, in its opinion, all of the shares of Subject Stock cannot reasonably be included in the offering without adversely affecting the Company's ability to sell the securities it proposes to offer, the number of shares of Subject Stock that the Company is obligated to include in such registration shall be reduced to the number of shares that the lead underwriter determines in good faith may be included in the offering. If the number of shares of Subject Stock included in the offering is so reduced, the reduction shall apply pro rata to all Holders who have requested that Registrable Securities be included in proportion to the numbers of shares specified in their respective requests. The Company shall not be required to complete any registration commenced under this Section 6(c) if it decides for any reason not to proceed with the offering of the securities it proposed to register.

     (d)     HOLDBACK AGREEMENT

     The Holders agree not to effect any public sale or public distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration in which Registrable Securities are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree.

        (e)     PREPARATION OF DOCUMENTS

        Prior to filing any registration statement, or any amendments or supplements thereto, which includes any Registrable Securities, the Company will furnish to counsel for each Holder who has included Registrable Securities in such registration statement copies of all documents proposed to be filed, which documents will be subject to the timely review of such counsel. Each Holder shall be responsible for all fees and expenses of its own counsel. The Company shall allow each such Holder to conduct any desired due diligence in connection with such review, subject to receipt of a reasonably satisfactory confidentiality agreement from such Holder. Each Holder agrees to provide all such information and materials and take all action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement.

        (f)     COVENANTS OF THE COMPANY

        In connection with any registration of Subject Stock pursuant to this
Section 6, the Company shall (i) file such pre-effective amendments, provide such supplemental information to the SEC and take such other steps as may reasonably be required to cause the registration statement to become effective;
(ii) furnish to each Holder of Subject Stock such number of copies of the registration statement and each amendment thereto, and of each preliminary and final prospectus and each supplement thereto, as such Holder may reasonably request in order to effect the offering and sale of the Subject Stock, but only while the Company shall be required under the provisions hereof to cause the Registration Statement to remain current; (iii) use its best efforts to qualify the Subject Stock covered by the registration statement for offer and sale under the blue sky or securities laws of such jurisdictions as any such Holder shall reasonably request; (iv) keep each such Holder advised in writing as to the status of each registration throughout the registration process; (v) use its best efforts to keep the registration statement current and effective for a period of at least 90 days after its original effective date; (vi) prepare and file with the SEC such post-effective amendments and supplements to the registration statement and the related prospectus as may be necessary to comply with the provisions of the Securities Act and the Regulations with respect to the disposition of all securities covered by the Registration Statement; (vii) use its best efforts to cause all Subject Stock to be listed on each securities exchange or automated quotation system on which the Common Stock is then listed; (viii) provide a transfer agent and registrar for all Subject Stock and a CUSIP number for all Subject Stock, in each case not later than the effective date of the registration; and (ix) otherwise comply with the Securities Act and the Regulations.

        (g)     EXPENSES

        With respect to any registration of Subject Stock pursuant to this
Section 6, except as otherwise expressly provided in Section 6(b), the Company will pay all expenses incident to the performance of its obligations hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with state securities or blue sky laws, printing or copying expenses, messenger, telephone and delivery expenses, and fees and disbursements of its counsel and independent certified public accountants.
Each Holder including Registrable Securities in any registration pursuant to this Section 6 will be responsible for all stock transfer taxes and underwriter's or broker's discounts and commissions relating to the Registrable Securities sold by such Holder, all internal management, personnel and administrative costs of such Holder and the fees and expenses of counsel, if any, retained by such Holder in connection with the registration.

        (h)     INDEMNIFICATION

        The Company will indemnify, to the maximum extent permitted by law, each Holder who includes Registrable Securities in any registration pursuant to this Section 6, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) arising out of any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment or supplement thereto) in which Subject Stock is included pursuant to this Section 6, including any exhibits or materials incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein (in the case of a prospectus, in the light of the circumstances under which they were made) or necessary to make the statements therein not misleading, except insofar as the same are (i) caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder for use therein or (ii) caused by the Holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies thereof. In connection with an underwritten offering, the

Company will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of the Subject Stock.

        Each Holder who includes Registrable Securities in any registration pursuant to this Section 6 will indemnify, to the maximum extent permitted by law, the Company, its officers and directors, and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses or actions, proceedings or settlements in respect thereof) arising out of (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment or supplement thereto) in which such Registrable Securities are included, including any exhibits or materials incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, insofar and only insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder for use therein or (ii) the Holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies thereof. In connection with an underwritten offering, each such Holder will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company. Notwithstanding the foregoing, the liability of any Holder pursuant to this Section shall not exceed an amount equal to the proceeds of the sale of Registrable Securities sold pursuant to such registration statement that are received by or for the benefit of such Holder.

        Any person entitled to indemnification under this Section 6(b) will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment (based on written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist or arise with respect to such claim which would prevent the same counsel from representing both parties, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be responsible for attorneys' fees subsequently incurred by any indemnified party, but, if the counsel retained by the indemnifying party to represent the indemnified parties also represents the indemnifying party in the action, each indemnified party shall be entitled to participate in (but not control) the defense of the claim with counsel selected and compensated by it. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party (based on written advice of counsel) a conflict of interest may exist or arise between such indemnified party and any other of such indemnified parties with respect to such claim which would prevent the same counsel from representing both parties.

        If the indemnification provided for in this subsection 6(h) is legally unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses (or actions, proceedings or settlements in respect thereof) referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses, actions, proceedings or settlements in such proportion as is appropriate to reflect the relative fault of indemnifying party and the indemnified party. The relative fault of the indemnifying and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying or the indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take into account the relative fault of the parties as described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribute from any person who is not guilty of such fraudulent misrepresentation.

        The indemnification and contribution obligations set forth in this
Section 6(h) shall survive the termination or expiration of this Warrant.

        (l)     Limitation

        Notwithstanding any other provision hereof, the Company shall not be required to include in any registration hereunder the Registrable Securities of any Holder who could, at the time such registration becomes effective, sell all Registrable Securities owned by such Holder in a single three-month period pursuant to Rule 144 of the Regulations.

        SECTION 7.      NOTICES OF RECORD DATES

        In the event that the Company shall propose

        (1) the establishment of a record date or the closing of the transfer books of the Company for the purpose of determining the holders of any class of securities who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right, or

        (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity, or

        (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will give notice to the Warrantholder specifying (i) the record date or the date such transfer books are to be closed for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 10 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, if either is required.

        SECTION 8.      NO STOCKHOLDER RIGHTS OR LIABILITIES

        This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        SECTION 9.      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

        If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        SECTION 10.     NOTICES

        All notices, requests and other communications required or permitted to be given or made hereunder shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, return receipt requested, postage prepaid, to the addresses of the parties given above or to such other address as either party shall designate in a written notice to the other party or by telecopy. Delivery by Federal Express or other recognized courier service shall be deemed personal delivery. Any notice shall be effective upon the earliest of receipt, the first business day after such notice is sent by Federal Express, the second business day after such notice is sent by mail in accordance with this

Section 10 or, if telecopied, upon receipt by the sending telecopy machine of confirmation of receipt by the receiving telecopy machine.

        SECTION 11.     RESTRICTIONS ON TRANSFER

        (a)     SECURITIES LAW RESTRICTIONS

        Neither this Warrant nor the shares of Common Stock issuable upon the exercise or conversion of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the shares of Common Stock issuable upon the exercise or conversion of this Warrant may be sold, transferred, hypothecated, assigned, offered for sale or otherwise disposed of unless registered pursuant to such Act and applicable state securities laws or unless an exemption from such registration is available, as established to the reasonable satisfaction of the Company, by opinion of counsel or otherwise. Certificates representing securities issued upon exercise or conversion of this Warrant shall bear a legend setting forth the foregoing restriction.

        (b)     OTHER RESTRICTIONS

        This Warrant may not be sold, transferred, assigned, pledged or hypothecated by the Warrantholder prior to the Commencement Date except to or among (i) officers of Dain Bosworth Incorporated or its parent or of any successor to the business of Dain Bosworth Incorporated or its parent or (ii) officers of Stephens Inc. or its parent or any successor to the business of Stephens Inc. or its parent. The foregoing restriction shall not apply to any transfer by operation of law, by will, pursuant to the laws of descent and distribution, or by reason of any reorganization of the Warrantholder.

        (c)     DIVISION OR COMBINATION OF CERTIFICATES

        This Warrant may be divided or combined, upon request made to the Company by the Warrantholder, into a certificate or certificates evidencing the right to acquire upon exercise or conversion the same aggregate number of shares of Common Stock.

        SECTION 12.     AMENDMENTS AND WAIVERS

        This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        SECTION 13.     SEVERABILITY

        If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        SECTION 14.     GOVERNING LAW

        This Warrant shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within the State of Colorado.

        SECTION 15.     HEADINGS

        The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

        IN WITNESS WHEREOF, ELECTRONIC FAB TECHNOLOGY CORP. has executed this Warrant on and as of the day and year first above written.

                                ELECTRONIC FAB TECHNOLOGY CORP.



                                By: /s/ KEN SCHULTZ
                                    ---------------------------
                                    Ken Schultz
                                    President

                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT

                                                        Date _______________

To Electronic Fab Technology Corp.:

        The undersigned, pursuant to the provisions set forth in the Warrant, hereby elects to subscribe for and purchase _____________ shares of _____________ covered by such Warrant, and herewith tenders $______________ in full payment of the purchase price for such shares.

                                Name of Holder:

                                _______________________________________

                                By: ___________________________________

                                Address _______________________________

                                        _______________________________

                         CONVERSION FORM TO BE EXECUTED
                         UPON CONVERSION OF THE WARRANT

                                                        Date _______________

To Electronic Fab Technology Corp.:

        The undersigned, pursuant to the provisions set forth in the Warrant, hereby elects to convert this Warrant as to _____________ shares (number of shares represented by E in the formula set forth in Section 4 of this Warrant) of _____________ issuable upon the exercise hereof.

                                Name of Holder:

                                _______________________________________

                                By: ___________________________________

                                Address _______________________________

                                        _______________________________